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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-41460) pertaining to the Information Holdings Inc. 1998 Stock Option Plan of our report dated November 22, 2000, with respect to the financial statements of Transcender Corporation included in the Current Report on Form 8-K/A.



Nashville, Tennessee                                     /s/ Ernst & Young LLP
January 18, 2001